                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06495

       Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund:

     We begin with good news about distributions on your shares of PFO--the Fund finished fiscal 2010 with a bit of extra income, so shareholders of record on December 23, 2010 received an additional $0.03 per share. In addition, the regular monthly distribution was increased to $0.0735 from $0.0725 per share beginning with the December dividend(1).

     During the Fund's final fiscal quarter, the portfolio once again turned in solid performance. For the three-month period ending November 30, 2010, the Fund's return on net asset value was +6.2%. Over the entire fiscal year, the return on NAV was +32.4%. The table below presents these and other performance measures of interest to investors.

                         TOTAL RETURN ON NET ASSET VALUE
                       FOR PERIODS ENDED NOVEMBER 30, 2010

                                                ACTUAL RETURNS         AVERAGE ANNUALIZED RETURNS
                                           ----------------------   -------------------------------
                                            THREE     SIX     ONE   THREE    FIVE    TEN    LIFE OF
                                           MONTHS   MONTHS   YEAR   YEARS   YEARS   YEARS   FUND(1)
                                           ------   ------   ----   -----   -----   -----   -------
Flaherty & Crumrine Preferred
   Income Opportunity Fund .............     6.2%    18.2%   32.4%   9.0%    4.3%    7.5%     8.6%
Barclays Capital U.S. Aggregate
   Index(2) ............................    -0.1%     3.9%    6.0%   6.4%    6.2%    6.2%     6.7%
S&P 500 Index(3) .......................    13.1%     9.5%    9.9%  -5.2%    1.0%    0.8%     7.9%

----------
(1)  Since inception on February 13, 1992.

(2) The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. This index was formerly known as the Lehman Brothers U.S. Aggregate Index.

(3) The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

     The Fund's strong performance during the quarter was accomplished despite a weak market for US Treasury bonds and continued uncertainty about changes in regulation of the banking industry.

     Conditions in the market for preferred securities are still positive. Demand is broad based and steady, while most participants expect the size of the market to decline (at least over the near-term). The market has also been boosted by steady improvement in the financial strength of many issuers as, corporate profitability has steadily improved.

----------
(1) A more in-depth discussion of the dividend and other important topics can be found in the section which follows our letter.

     SHORT-TERM interest rates remain near zero as economic activity remains positive but stubbornly slow. Unemployment rates are high, and the impact of fiscal and monetary actions has been more muted than desired. We anticipate short-term interest rates (and hence the cost of the Fund's leverage) will remain low over the near-term; however, eventually they will go up. Our view is detailed in the Quarterly Economic Outlook available on the Fund's website.

     Yields on LONG-TERM U.S. Treasury bonds increased almost 60 basis points during the period; prices fell roughly 10%. Clearly, concerns about a pick-up in economic activity, inflation, or both, have become more widespread. In the past, a move of this magnitude typically caused some corresponding drop in the prices of preferred securities. Obviously, the recent period was not typical--most preferred prices actually went up in the face of falling bond prices. The correlation between prices of preferred securities and treasury bonds used to be reliably high, but this has not been the case for much of the past three years (a major reason the Fund suspended its hedging strategy in autumn 2008).

     As discussed previously, the financial crisis brought to light a need to rethink the role of capital in the banking industry. Regulators and policy makers are debating the amount and composition of capital necessary to prevent a repeat of the crisis. Preferred securities play a very important part in the debate. This is a complex matter and there are a lot of chefs in the kitchen; it will likely take many more months before the process is complete. However, some change is certain and we are managing the portfolio to reflect things we know and some we anticipate. We remain optimistic the ultimate outcome will be beneficial over the long term.

     As always, we encourage you to visit www.preferredincome.com to read our Quarterly Economic Update as well as a more detailed discussion of factors affecting the wonderful world of preferred securities.

Sincerely,


/s/ Donald F. Crumrine                  /s/ Robert M. Ettinger

Donald F. Crumrine                      Robert M. Ettinger
Chairman                                President

January 10, 2011

                                DISCUSSION TOPICS

THE FUND'S PORTFOLIO RESULTS AND COMPONENTS OF TOTAL RETURN ON NAV

     The table below reflects the performance of each investment technique available for use by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates (see the following discussion on the status of the Fund's interest rate hedging strategy); and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund's operating expenses. All of the parts are summed to determine total return on NAV.

                     COMPONENTS OF PFO'S TOTAL RETURN ON NAV
                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010

                                                              SIX MONTHS*   ONE YEAR
                                                              -----------   --------
Total Return on Unleveraged Securities Portfolio
   (including principal and income) .......................      +12.9%      +23.0%
Return from Interest Rate Hedging Strategy ................        N/A         N/A
Impact of Leverage (including leverage expense) ...........       +6.1%      +11.0%
Expenses (excluding leverage expense) .....................       -0.8%       -1.6%
                                                                 ------      ------
   TOTAL RETURN ON NAV ....................................      +18.2%      +32.4%

*    Actual, not annualized.

     The following table displays returns for the various segments of the preferred securities market as measured by BofA Merrill preferred indices, over both the past six months and the Fund's fiscal year ended November 30th. During these periods, the preferred market continued the price recovery that began in early 2009, but at a somewhat slower pace. As can be seen by comparing the total return on the Fund's securities portfolio (the first row of the above table) to the index results below, the Fund's portfolio outperformed all segments of the preferred market over its fiscal year ending November 30th, even excluding the impact of leverage. During the past six months, the Fund's (unleveraged) securities portfolio outperformed all segments of the preferred market except adjustable rate preferred securities, which constitute only about 2.5% of the entire preferred market and just 2.8% of the Fund's portfolio.

  TOTAL RETURNS OF BANK OF AMERICA MERRILL LYNCH PREFERRED SECURITIES INDICES*
                       FOR PERIODS ENDED NOVEMBER 30, 2010

                                                                             SIX MONTHS*   ONE YEAR
                                                                             -----------   --------
BofA Merrill Lynch 8% Capped DRD Preferred Stock Index(SM)................       +8.2%      +16.9%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM)........      +10.8%      +18.8%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM)..      +10.8%      +19.7%
BofA Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM)...      +13.5%      +16.3%

* The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividends received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) includes adjustable rate preferred securities issued by U.S. corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income, and, unlike the Fund's returns, are unmanaged and do not reflect any expenses.

     As shown in the first table, the Fund's performance demonstrates how leverage again benefited common stock shareholders over the past year--increasing current income and magnifying the positive returns over the Fund's fiscal 2010. Although leverage can adversely impact Fund results in unfavorable market environments, during the recent fiscal year leverage assisted the Fund's NAV in significantly outperforming returns available in the preferred securities market, as measured by the various BofA Merrill preferred indices.

TOTAL RETURN ON MARKET PRICE OF FUND SHARES

     While our focus is primarily on managing the Fund's investment portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the Fund's MARKET PRICE. During the twelve months ending November 30, 2010, the total return on market price of Fund shares was +44.5%.

           FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND (PFO) PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 12/31/2010

                               (PERFORMANCE GRAPH)

2/21/92     0.0726
2/28/92     0.0805
3/6/92      0.0874
3/13/92      0.098
3/20/92     0.0819
3/27/92     0.0556
4/3/92      0.0538
4/10/92     0.0705
4/17/92     0.0547
4/24/92      0.059
5/1/92      0.0546
5/8/92      0.0536
5/15/92     0.0306
5/22/92     0.0248
5/29/92     0.0307
6/5/92      0.0181
6/12/92       0.04
6/19/92     0.0357
6/26/92     0.0442
7/3/92      0.0475
7/10/92     0.0626
7/17/92       0.08
7/24/92     0.0592
7/31/92     0.0647
8/7/92      0.0613
8/14/92     0.0628
8/21/92     0.0514
8/28/92     0.0539
9/4/92      0.0409
9/11/92     0.0684
9/18/92     0.0572
9/25/92     0.0539
10/2/92      0.062
10/9/92     0.0675
10/16/92     0.049
10/23/92    0.0188
10/30/92    0.0474
11/6/92      0.018
11/13/92    0.0188
11/20/92    0.0408
11/27/92    0.0844
12/4/92      0.063
12/11/92    0.0515
12/18/92    0.0691
12/25/92    0.0638
1/1/93      0.0621
1/8/93      0.0679
1/15/93     0.0595
1/22/93     0.0434
1/29/93     0.0475
2/5/93      0.0483
2/12/93     0.0284
2/19/93     0.0202
2/26/93      0.031
3/5/93      0.0473
3/12/93     0.0651
3/19/93     0.0303
3/26/93      0.036
4/2/93      0.0514
4/9/93      0.0675
4/16/93      0.057
4/23/93     0.0853
4/30/93     0.0651
5/7/93      0.0513
5/14/93      0.061
5/21/93      0.057
5/28/93     0.0441
6/4/93      0.0497
6/11/93     0.0561
6/18/93     0.0497
6/25/93     0.0417
7/2/93      0.0472
7/9/93      0.0425
7/16/93     0.0362
7/23/93     0.0068
7/30/93     0.0306
8/6/93      0.0212
8/13/93     0.0181
8/20/93     0.0008
8/27/93      0.037
9/3/93      0.0331
9/10/93     0.0401
9/17/93     0.0338
9/24/93     0.0244
10/1/93     0.0214
10/8/93     0.0261
10/15/93    0.0263
10/22/93    0.0246
10/29/93     0.009
11/5/93          0
11/12/93   -0.0107
11/19/93   -0.0282
11/26/93   -0.0179
12/3/93    -0.0076
12/10/93   -0.0334
12/17/93   -0.0338
12/24/93   -0.0431
12/31/93    0.0249
1/7/94     -0.0036
1/14/94     0.0157
1/21/94     -0.023
1/28/94    -0.0377
2/4/94     -0.0323
2/11/94    -0.0361
2/18/94    -0.0863
2/25/94      -0.05
3/4/94     -0.0392
3/11/94    -0.0315
3/18/94    -0.0585
3/25/94    -0.0562
4/1/94     -0.0556
4/8/94     -0.0612
4/15/94    -0.0771
4/22/94    -0.1012
4/29/94    -0.1145
5/6/94     -0.0775
5/13/94    -0.0633
5/20/94    -0.0636
5/27/94    -0.0312
6/3/94     -0.0683
6/10/94    -0.0288
6/17/94    -0.0457
6/24/94    -0.0393
7/1/94     -0.0409
7/8/94      -0.045
7/15/94     -0.049
7/22/94    -0.0294
7/29/94    -0.0327
8/5/94     -0.0221
8/12/94    -0.0303
8/19/94    -0.0269
8/26/94    -0.0348
9/2/94     -0.0204
9/9/94     -0.0318
9/16/94    -0.0409
9/23/94    -0.0628
9/30/94     -0.062
10/7/94    -0.1322
10/14/94   -0.1149
10/21/94    -0.141
10/28/94    -0.104
11/4/94    -0.0786
11/11/94   -0.0976
11/18/94    -0.099
11/25/94    -0.077
12/2/94    -0.0402
12/9/94    -0.0868
12/16/94   -0.0732
12/23/94   -0.0604
12/30/94   -0.0851
1/6/95      -0.001
1/13/95    -0.0141
1/20/95    -0.0303
1/27/95    -0.0619
2/3/95     -0.0119
2/10/95    -0.0314
2/17/95    -0.0702
2/24/95    -0.0376
3/3/95     -0.0297
3/10/95    -0.0585
3/17/95    -0.0523
3/24/95    -0.0534
3/31/95    -0.0393
4/7/95     -0.0341
4/14/95    -0.0393
4/21/95     -0.069
4/28/95    -0.0341
5/5/95     -0.0576
5/12/95    -0.0501
5/19/95    -0.0933
5/26/95    -0.0753
6/2/95     -0.0481
6/9/95     -0.0729
6/16/95    -0.0702
6/23/95    -0.0749
6/30/95    -0.0686
7/7/95      -0.069
7/14/95    -0.0869
7/21/95    -0.1087
7/28/95    -0.0911
8/4/95     -0.0973
8/11/95    -0.1018
8/18/95    -0.1011
8/25/95     -0.078
9/1/95     -0.0706
9/8/95     -0.0833
9/15/95     -0.071
9/22/95    -0.0749
9/29/95    -0.0641
10/6/95    -0.0718
10/13/95   -0.1006
10/20/95   -0.0909
10/27/95   -0.1012
11/3/95    -0.1232
11/10/95   -0.0962
11/17/95   -0.1071
11/24/95   -0.1093
12/1/95    -0.1014
12/8/95    -0.1277
12/15/95   -0.1233
12/22/95   -0.1265
12/29/95   -0.1454
1/5/96     -0.1197
1/12/96    -0.1279
1/19/96    -0.1312
1/26/96    -0.1146
2/2/96     -0.1233
2/9/96     -0.1233
2/16/96    -0.1279
2/23/96    -0.1303
3/1/96     -0.1124
3/8/96     -0.1465
3/15/96    -0.1508
3/22/96    -0.1487
3/29/96    -0.1515
4/5/96     -0.1315
4/12/96    -0.1286
4/19/96    -0.1279
4/26/96    -0.1383
5/3/96     -0.1257
5/10/96     -0.113
5/17/96    -0.1408
5/24/96    -0.1386
5/31/96    -0.1386
6/7/96     -0.1255
6/14/96    -0.1337
6/21/96    -0.1301
6/28/96    -0.0918
7/5/96     -0.1079
7/12/96    -0.0911
7/19/96    -0.1122
7/26/96    -0.0939
8/2/96     -0.0876
8/9/96     -0.0688
8/16/96    -0.0673
8/23/96    -0.0881
8/30/96    -0.0836
9/6/96     -0.0836
9/13/96    -0.0661
9/20/96    -0.0889
9/27/96    -0.0991
10/4/96    -0.0876
10/11/96   -0.0876
10/18/96   -0.0935
10/25/96   -0.0834
11/1/96    -0.0796
11/8/96    -0.0932
11/15/96   -0.0726
11/22/96   -0.0586
11/29/96   -0.0608
12/6/96    -0.0792
12/13/96   -0.0813
12/20/96   -0.1009
12/27/96   -0.0837
1/3/97     -0.0693
1/10/97    -0.0562
1/17/97    -0.0693
1/24/97    -0.0834
1/31/97    -0.0678
2/7/97     -0.0623
2/14/97    -0.0551
2/21/97    -0.0645
2/28/97    -0.0605
3/7/97     -0.0581
3/14/97    -0.0654
3/21/97    -0.0715
3/28/97    -0.0715
4/4/97     -0.0573
4/11/97    -0.0973
4/18/97    -0.0806
4/25/97    -0.0748
5/2/97     -0.0672
5/9/97      -0.052
5/16/97    -0.0647
5/23/97    -0.0573
5/30/97    -0.0362
6/6/97     -0.0615
6/13/97    -0.0385
6/20/97    -0.0473
6/27/97    -0.0418
7/4/97     -0.0498
7/11/97    -0.0585
7/18/97    -0.0486
7/25/97     -0.063
8/1/97     -0.0273
8/8/97     -0.0701
8/15/97    -0.0715
8/22/97    -0.0767
8/29/97    -0.0472
9/5/97      -0.058
9/12/97    -0.0656
9/19/97    -0.0557
9/26/97    -0.0492
10/3/97    -0.0292
10/10/97   -0.0492
10/17/97   -0.0506
10/24/97   -0.0574
10/31/97   -0.0477
11/7/97    -0.0442
11/14/97   -0.0377
11/21/97   -0.0688
11/28/97   -0.0484
12/5/97    -0.0406
12/12/97   -0.0652
12/19/97   -0.0648
12/26/97   -0.0456
1/2/98     -0.0171
1/9/98     -0.0197
1/16/98    -0.0185
1/23/98     -0.062
1/30/98    -0.0477
2/6/98      -0.053
2/13/98    -0.0604
2/20/98    -0.0456
2/27/98    -0.0477
3/6/98     -0.0473
3/13/98    -0.0568
3/20/98    -0.0487
3/27/98    -0.0579
4/3/98     -0.0682
4/10/98    -0.0508
4/17/98     -0.062
4/24/98    -0.0768
5/1/98     -0.0618
5/8/98      -0.054
5/15/98    -0.0717
5/22/98    -0.0664
5/29/98    -0.0648
6/5/98     -0.0643
6/12/98    -0.0627
6/19/98    -0.0573
6/26/98      -0.06
7/3/98     -0.0575
7/10/98    -0.0562
7/17/98    -0.0563
7/24/98    -0.0465
7/31/98    -0.0526
8/7/98     -0.0472
8/14/98    -0.0864
8/21/98    -0.0954
8/28/98     -0.054
9/4/98     -0.0618
9/11/98    -0.0487
9/18/98    -0.0392
9/25/98    -0.0402
10/2/98    -0.0554
10/9/98    -0.0744
10/16/98   -0.0485
10/23/98   -0.0406
10/30/98   -0.0616
11/6/98    -0.0396
11/13/98   -0.0481
11/20/98   -0.0641
11/27/98   -0.0478
12/4/98    -0.0413
12/11/98   -0.0363
12/18/98   -0.0537
12/25/98   -0.0132
1/1/99     -0.0196
1/8/99     -0.0297
1/15/99    -0.0392
1/22/99    -0.0627
1/29/99    -0.0677
2/5/99      -0.061
2/12/99    -0.0887
2/19/99    -0.0937
2/26/99    -0.1078
3/5/99     -0.0846
3/12/99     -0.065
3/19/99    -0.1022
3/26/99    -0.0888
4/2/99     -0.0724
4/9/99     -0.1029
4/16/99    -0.0781
4/23/99     -0.093
4/30/99    -0.1156
5/7/99     -0.1015
5/14/99    -0.1277
5/21/99    -0.1256
5/28/99    -0.1093
6/4/99     -0.1007
6/11/99    -0.0558
6/18/99    -0.0835
6/25/99    -0.0602
7/2/99     -0.0532
7/9/99     -0.0532
7/16/99    -0.0761
7/23/99    -0.0558
7/30/99    -0.0829
8/6/99     -0.0464
8/13/99     -0.078
8/20/99    -0.0864
8/27/99    -0.0345
9/3/99     -0.1057
9/10/99    -0.0938
9/17/99    -0.0683
9/24/99    -0.0401
10/1/99     -0.077
10/8/99     -0.086
10/15/99   -0.1231
10/22/99   -0.1254
10/29/99   -0.1223
11/5/99    -0.1192
11/12/99   -0.1252
11/19/99   -0.0826
11/26/99   -0.0979
12/3/99     -0.097
12/10/99   -0.0807
12/17/99   -0.1118
12/24/99   -0.1212
12/31/99   -0.0354
1/7/00     -0.0028
1/14/00    -0.0385
1/21/00    -0.0996
1/28/00    -0.1047
2/4/00     -0.0923
2/11/00    -0.0845
2/18/00    -0.1038
2/25/00    -0.0962
3/3/00     -0.1021
3/10/00    -0.0858
3/17/00    -0.1055
3/24/00    -0.1272
3/31/00    -0.1361
4/7/00     -0.1047
4/14/00    -0.0894
4/21/00    -0.0781
4/28/00     -0.064
5/5/00     -0.0385
5/12/00    -0.0566
5/19/00    -0.0734
5/26/00    -0.0759
6/2/00     -0.0905
6/9/00     -0.1037
6/16/00    -0.0943
6/23/00    -0.0775
6/30/00    -0.0841
7/7/00     -0.0909
7/14/00    -0.0893
7/21/00     -0.097
7/28/00    -0.0927
8/4/00     -0.0912
8/11/00    -0.0879
8/18/00    -0.1046
8/25/00    -0.1046
9/1/00     -0.1105
9/8/00     -0.1113
9/15/00    -0.0836
9/22/00    -0.1189
9/29/00    -0.1155
10/6/00    -0.0896
10/13/00   -0.0921
10/20/00   -0.0895
10/27/00   -0.0725
11/3/00    -0.0739
11/10/00   -0.0747
11/17/00   -0.0962
11/24/00   -0.0937
12/1/00    -0.0928
12/8/00    -0.0903
12/15/00   -0.0913
12/22/00   -0.0672
12/29/00   -0.0276
1/5/01     -0.0411
1/12/01      -0.02
1/19/01    -0.0077
1/26/01     0.0192
2/2/01     -0.0528
2/9/01     -0.0346
2/16/01    -0.0184
2/23/01    -0.0257
3/2/01     -0.0109
3/9/01      -0.036
3/16/01    -0.0393
3/23/01     -0.036
3/30/01    -0.0109
4/6/01        0.02
4/13/01     0.0046
4/20/01     0.0243
4/27/01    -0.0278
5/4/01     -0.0218
5/11/01     0.0037
5/18/01    -0.0228
5/25/01    -0.0111
6/1/01     -0.0345
6/8/01     -0.0325
6/15/01    -0.0654
6/22/01    -0.0623
6/29/01    -0.0379
7/6/01     -0.0307
7/13/01    -0.0098
7/20/01    -0.0264
7/27/01     0.0237
8/3/01      0.0035
8/10/01    -0.0567
8/17/01    -0.0439
8/24/01    -0.0365
8/31/01    -0.0603
9/7/01     -0.0353
9/14/01    -0.0353
9/21/01          0
9/28/01    -0.0414
10/5/01    -0.0433
10/12/01   -0.0114
10/19/01   -0.0191
10/26/01   -0.0138
11/2/01     0.0017
11/9/01    -0.0068
11/16/01     0.026
11/23/01    0.0304
11/30/01   -0.0284
12/7/01    -0.0009
12/14/01   -0.0201
12/21/01     0.021
12/28/01    0.0289
1/4/02      0.0297
1/11/02     0.0276
1/18/02     0.0268
1/25/02     0.0677
2/1/02      0.0444
2/8/02      0.0607
2/15/02     0.0457
2/22/02     0.0582
3/1/02      0.0595
3/8/02      0.0124
3/15/02     0.0302
3/22/02     0.0383
3/29/02       0.04
4/5/02      0.0248
4/12/02     0.0409
4/19/02     0.0394
4/26/02     0.0526
5/3/02      0.0839
5/10/02     0.0595
5/17/02     0.0858
5/24/02     0.0757
5/31/02     0.0766
6/7/02      0.0832
6/14/02      0.067
6/21/02     0.0743
6/28/02     0.0933
7/5/02      0.1238
7/12/02     0.0692
7/19/02     0.0972
7/26/02     0.1421
8/2/02      0.1372
8/9/02      0.1002
8/16/02     0.1195
8/23/02     0.1206
8/30/02     0.1077
9/6/02      0.1002
9/13/02     0.0965
9/20/02     0.0993
9/27/02     0.1042
10/4/02     0.1141
10/11/02    0.1429
10/18/02    0.0519
10/25/02    0.0741
11/1/02     0.0733
11/8/02     0.0721
11/15/02    0.0664
11/22/02     0.061
11/29/02    0.0872
12/6/02     0.0972
12/13/02    0.1086
12/20/02    0.1278
12/27/02    0.1558
1/3/03      0.1518
1/10/03      0.093
1/17/03     0.1092
1/24/03     0.0865
1/31/03     0.1038
2/7/03      0.0983
2/14/03      0.096
2/21/03     0.1148
2/28/03     0.0969
3/7/03      0.1258
3/14/03     0.1585
3/21/03     0.0897
3/28/03     0.1033
4/4/03      0.1225
4/11/03     0.1477
4/18/03     0.1463
4/25/03     0.1211
5/2/03      0.0989
5/9/03      0.0553
5/16/03      0.033
5/23/03     0.0145
5/30/03     0.0486
6/6/03     -0.0024
6/13/03    -0.0086
6/20/03     0.0032
6/27/03     0.0144
7/4/03      0.0296
7/11/03    -0.0249
7/18/03    -0.0105
7/25/03    -0.0049
8/1/03     -0.0353
8/8/03     -0.0217
8/15/03    -0.0297
8/22/03     0.0008
8/29/03    -0.0032
9/5/03      0.0008
9/12/03    -0.0112
9/19/03     -0.023
9/26/03    -0.0346
10/3/03    -0.0214
10/10/03   -0.0207
10/17/03   -0.0254
10/24/03    0.0095
10/31/03    0.0284
11/7/03     0.0422
11/14/03    0.0386
11/21/03     0.074
11/28/03    0.0731
12/5/03     0.0875
12/12/03    0.0816
12/19/03    0.1044
12/26/03    0.1084
1/2/04       0.129
1/9/04      0.1265
1/16/04     0.1176
1/23/04     0.1305
1/30/04     0.1482
2/6/04      0.1425
2/13/04     0.1404
2/20/04     0.1598
2/27/04     0.1199
3/5/04       0.125
3/12/04     0.1358
3/19/04     0.1518
3/26/04     0.1631
4/2/04      0.1128
4/9/04      0.0576
4/16/04     0.0812
4/23/04     0.0174
4/30/04     0.0229
5/7/04      0.0056
5/14/04     0.0535
5/21/04     0.0802
5/28/04     0.0808
6/4/04      0.0662
6/11/04     0.0541
6/18/04     0.0466
6/25/04     0.0503
7/2/04      0.0502
7/9/04      0.0535
7/16/04     0.0572
7/23/04     0.0604
7/30/04     0.0471
8/6/04      0.0884
8/13/04     0.0798
8/20/04     0.0958
8/27/04     0.1202
9/3/04      0.1234
9/10/04     0.1265
9/17/04     0.1212
9/24/04     0.0843
10/1/04     0.0966
10/8/04     0.0858
10/15/04    0.0957
10/22/04    0.0944
10/29/04    0.0865
11/5/04     0.1136
11/12/04    0.1112
11/19/04     0.113
11/26/04    0.1065
12/3/04      0.057
12/10/04    0.0445
12/17/04    0.0643
12/24/04    0.0955
12/31/04    0.0731
1/7/05      0.0837
1/14/05     0.0708
1/21/05     0.0705
1/28/05     0.0682
2/4/05      0.0635
2/11/05     0.0689
2/18/05     0.0876
2/25/05     0.0751
3/4/05      0.0467
3/11/05          0
3/18/05    -0.0252
3/25/05    -0.0463
4/1/05     -0.0268
4/8/05     -0.0182
4/15/05    -0.0361
4/22/05    -0.0471
4/29/05    -0.0196
5/6/05      0.0016
5/13/05    -0.0047
5/20/05     0.0213
5/27/05     0.0205
6/3/05      0.0242
6/10/05     0.0259
6/17/05    -0.0316
6/24/05     0.0024
7/1/05      0.0207
7/8/05      0.0345
7/15/05     0.0619
7/22/05     0.0492
7/29/05     0.0668
8/5/05      0.0743
8/12/05     0.0343
8/19/05     0.0621
8/26/05     0.0686
9/2/05      0.0745
9/9/05      0.0994
9/16/05     0.0914
9/23/05     0.0543
9/30/05     0.0546
10/7/05     0.0204
10/14/05   -0.0057
10/21/05   -0.0164
10/28/05   -0.0372
11/4/05    -0.0431
11/11/05   -0.0361
11/18/05   -0.0221
11/25/05   -0.0305
12/2/05    -0.0231
12/9/05    -0.0561
12/16/05   -0.0796
12/23/05   -0.0735
12/30/05    -0.094
1/6/06     -0.0457
1/13/06     0.0178
1/20/06     0.0334
1/27/06      0.027
2/3/06        0.03
2/10/06     0.0137
2/17/06     0.0146
2/24/06     0.0146
3/3/06      0.0195
3/10/06    -0.0624
3/17/06    -0.0453
3/24/06    -0.0593
3/31/06    -0.0645
4/7/06     -0.0606
4/14/06    -0.0842
4/21/06    -0.0798
4/28/06    -0.0735
5/5/06     -0.0842
5/12/06     -0.096
5/19/06    -0.1087
5/26/06    -0.0865
6/2/06     -0.0796
6/9/06     -0.0954
6/16/06    -0.0938
6/23/06    -0.0785
6/30/06    -0.0641
7/7/06     -0.0782
7/14/06    -0.0584
7/21/06    -0.0477
7/28/06    -0.0444
8/4/06     -0.0025
8/11/06     0.0252
8/18/06    -0.0248
8/25/06    -0.0249
9/1/06     -0.0099
9/8/06     -0.0206
9/15/06    -0.0173
9/22/06    -0.0252
9/29/06    -0.0358
10/6/06     -0.009
10/13/06   -0.0164
10/20/06   -0.0254
10/27/06   -0.0307
11/3/06    -0.0243
11/10/06   -0.0401
11/17/06    -0.004
11/24/06   -0.0064
12/1/06    -0.0166
12/8/06     0.0008
12/15/06     0.004
12/22/06   -0.0202
12/29/06   -0.0024
1/5/07     -0.0024
1/12/07     0.0045
1/19/07     0.0088
1/26/07     0.0081
2/2/07     -0.0032
2/9/07      0.0081
2/16/07    -0.0048
2/23/07    -0.0056
3/2/07     -0.0063
3/9/07      0.0064
3/16/07    -0.0048
3/23/07     0.0089
3/30/07     0.0276
4/5/07      0.0366
4/13/07     0.0147
4/20/07     0.0024
4/27/07     0.0368
5/4/07      0.0235
5/11/07     0.0089
5/18/07     0.0164
5/25/07     0.0157
6/1/07      0.0075
6/8/07       -0.02
6/15/07    -0.0242
6/22/07     -0.025
6/29/07     0.0025
7/6/07     -0.0302
7/13/07    -0.0436
7/20/07    -0.0093
7/27/07    -0.0139
8/3/07     -0.0131
8/10/07    -0.0203
8/17/07    -0.1041
8/24/07    -0.0385
8/31/07    -0.0214
9/7/07     -0.0416
9/14/07    -0.0335
9/21/07    -0.0009
9/28/07     0.0115
10/5/07     0.0098
10/12/07   -0.0168
10/19/07   -0.0605
10/26/07    -0.008
11/2/07    -0.0398
11/9/07    -0.0483
11/16/07   -0.0145
11/23/07     0.017
11/30/07    0.0158
12/7/07     -0.011
12/14/07   -0.0435
12/21/07   -0.0356
12/28/07   -0.0031
1/4/08      0.0161
1/11/08     0.0098
1/18/08     0.0542
1/25/08     0.0797
2/1/08      0.0601
2/8/08      0.0797
2/15/08     0.0191
2/22/08     0.0519
2/29/08     0.0121
3/7/08      0.0215
3/14/08    -0.0022
3/20/08     0.0481
3/28/08     0.0348
4/4/08      0.0327
4/11/08    -0.0045
4/18/08     0.0089
4/25/08     0.0608
5/2/08      0.0686
5/9/08      0.0766
5/16/08     0.0837
5/23/08     0.1357
5/30/08      0.125
6/6/08      0.1172
6/13/08      0.115
6/20/08     0.1076
6/27/08      0.162
6/30/08     0.1481
7/3/08      0.1314
7/11/08      0.156
7/18/08     0.1586
7/25/08     0.0288
8/1/08      0.0648
8/8/08      0.0618
8/15/08     0.0334
8/22/08     0.0249
8/29/08    -0.0149
9/5/08     -0.0392
9/12/08    -0.0373
9/19/08      -0.03
9/26/08    -0.0378
10/3/08    -0.2004
10/10/08   -0.4599
10/17/08   -0.1616
10/24/08   -0.1902
10/31/08   -0.0623
11/7/08    -0.1202
11/14/08   -0.2292
11/21/08   -0.4009
11/28/08   -0.1656
12/5/08    -0.2561
12/12/08   -0.2839
12/19/08   -0.1375
12/26/08   -0.1446
12/31/08   -0.1051
1/2/09     -0.0367
1/9/09     -0.0391
1/16/09    -0.0882
1/23/09    -0.0705
1/30/09    -0.0423
2/6/09      0.0106
2/13/09     0.1285
2/20/09     0.0656
2/27/09     0.0638
3/6/09     -0.1859
3/13/09    -0.0203
3/20/09    -0.0437
3/27/09     0.0401
3/31/09     0.0302
4/3/09       0.078
4/9/09      0.0576
4/17/09     0.0959
4/24/09     0.0917
5/1/09      0.0899
5/8/09      0.0359
5/15/09     0.0484
5/22/09     0.1534
5/29/09     0.0559
6/5/09      0.0717
6/12/09     0.0792
6/19/09     0.0233
6/26/09     0.0341
6/30/09      0.031
7/2/09      0.0146
7/10/09          0
7/17/09     0.1093
7/24/09     0.0339
7/31/09    -0.0122
8/7/09     -0.0339
8/14/09    -0.0404
8/21/09    -0.0147
8/28/09     -0.043
8/31/09    -0.0486
9/4/09     -0.0231
9/11/09    -0.0572
9/18/09    -0.0163
9/25/09    -0.0265
9/30/09    -0.0371
10/2/09    -0.0423
10/9/09    -0.0341
10/16/09   -0.0374
10/23/09   -0.0633
10/30/09      -0.1
11/6/09    -0.0957
11/13/09   -0.0859
11/20/09   -0.0806
11/27/09   -0.0752
11/30/09   -0.0677
12/4/09    -0.0849
12/11/09   -0.0667
12/18/09    0.0267
12/24/09    0.0473
12/31/09   -0.0143
1/8/10     -0.0152
1/15/10    -0.0149
1/22/10    -0.0116
1/29/10     -0.028
2/5/10     -0.0574
2/12/10     0.0047
2/19/10     0.0433
2/26/10     0.0207
3/5/10      0.0011
3/12/10    -0.0203
3/19/10     0.1079
3/26/10     0.1034
3/31/10     0.0982
4/1/10      0.1012
4/9/10      0.0949
4/16/10     0.0809
4/23/10     0.0982
4/30/10     0.1033
5/7/10      0.0658
5/14/10     0.1674
5/21/10     0.0804
5/28/10     0.1176
6/4/10      0.1148
6/11/10     0.1458
6/18/10      0.103
6/25/10     0.0862
6/30/10     0.0806
7/2/10      0.0588
7/9/10       0.065
7/16/10     0.0413
7/23/10     0.0945
7/30/10     0.0934
8/6/10      0.1115
8/13/10     0.1066
8/20/10     0.1146
8/27/10     0.0781
8/31/10     0.0876
9/3/10      0.0864
9/10/10     0.1247
9/17/10      0.119
9/24/10     0.0647
9/30/10     0.1058
10/8/10       0.08
10/15/10    0.0899
10/22/10     0.032
10/29/10    0.0387
11/5/10     0.0416
11/12/10    0.0335
11/19/10   -0.0133
11/26/10    0.0216
11/30/10    0.0164
12/3/10     0.0041
12/10/10   -0.0238
12/17/10   -0.0176
12/23/10   -0.0105
12/31/10   -0.0176

     In a perfect world, the market price of Fund shares would closely track the Fund's net asset value. As can be seen from the graph above, this often is not the case. For most of the past year the market price has been above the NAV (in market parlance, "trading at a premium"). Because the Fund began fiscal 2010 with its market price below NAV ("trading at a discount") and ended the fiscal year above, the total return earned on market price exceeded the total return on NAV.

     Based on a closing price of $9.48 on December 31st, the current annualized yield on the market price of the Fund's shares (assuming the current monthly distribution of $0.0735 does not change) is 9.30%. In our opinion, this distribution rate measures up favorably with most comparable investment opportunities.

PREFERRED MARKET CONDITIONS

     By most measures, preferred market trading conditions are back to pre-crisis levels. Trading volumes and bid/offer spreads, though never robust compared to other major market segments, have returned to more customary levels. In our opinion, preferred securities remain attractively valued relative to other fixed income securities; plus, we are still finding opportunities to add value through credit research and security selection.

     Credit conditions continue to improve. The economy is growing fast enough for profits to rebound nicely, but not fast enough to generate much demand for new capital spending by corporations. Households are paying down debt, driving investors who had previously purchased mortgage and credit card debt into other asset classes. Corporations are showing strong cash flow, improved interest coverage, and growing liquidity. Loan quality is improving, with delinquencies and charge-offs falling in almost all loan categories--though commercial real estate remains an important exception. Overall, credit default rates continue to trend lower. The result is good demand for preferred securities, little new issuance, and tighter spreads. We think these factors will continue to benefit the markets for some time to come.

     Trading activity in the "retail" segment of the market(2) has been boosted by the rapid growth of exchange traded funds. ETF's that invest primarily in preferred securities are "rules based" in that there is limited discretion about how a fund is managed--the objective is to closely track a specific index. We sometimes scratch our heads as to the appeal of these funds, but they do provide a healthy dose of liquidity, and they have attracted a lot of new investors to the preferred market.

     In the aftermath of the financial crisis, new legislation (much of which has yet to be implemented) has resulted in wide ranging changes to the banking industry. Since preferred securities issued by banks comprise over sixty percent of the overall market, we watch this legislation with great interest. In the topic which follows, we discuss the most relevant regulatory changes; here, we'll focus on market impact.

     One thing we know for sure--certain types of preferred securities will eventually become obsolete. It is now clear that regulatory changes will diminish the benefits of some securities to the banks that issued them, and as a result, it is widely assumed many preferred securities will be retired at the earliest practical opportunity. The prospects of issuer redemptions have provided a boost to the market.

     Of course, this wouldn't be the preferred market without a fair share of hazards. In some cases, buried deep in the documentation of a security, there is language which permits the issuer to exercise an early redemption, at par, if certain events occur. Without such a provision, the issuer would either have to pay a premium to call the issue, or may not be permitted to call it at all until some future date. Such events, which seemed remote just a couple years ago, have in fact occurred in response to changes in financial regulation.

     Market participants appear to have adjusted expectations about early redemption of NON-BANK preferred securities as well, though for different reasons. Recall that companies choose to issue preferred securities in part because it can improve the ratings on its debt, which in turn can reduce the all-in cost of its capital (since preferred is ranked "junior" to debt, the debt is viewed to be more secure). The major rating agencies have become less inclined to look favorably on certain types of preferred securities, hence non-bank issuers may also be inclined to retire certain preferred issues sooner than expected. The redemption terms of these non-bank issues haven't changed, but the market now perceives the likelihood of issuer redemption to be higher and as a result, prices adjust to reflect the perception.

     While it has become clear that certain types of preferred securities are destined to become a footnote in financial textbooks, a viable replacement has yet to emerge. A lot of smart people are hard at work to build a better preferred, and we're optimistic they will succeed (though it may take a few iterations). You can bet we will be involved!

----------
(2) In general, rules for ETF's that invest primarily in preferred securities require the funds to invest only in securities listed on a national stock exchange; such issues comprise roughly half of the preferred market.

     All of this leads to one unavoidable conclusion: DURING THE NEXT FEW YEARS, MARKET PARTICIPANTS, INCLUDING THE FUND, WILL NEED TO FIND REPLACEMENTS FOR A SIGNIFICANT NUMBER OF HIGH YIELDING SECURITIES. At this juncture, of course, we cannot tell how the Fund will weather this reinvestment risk.

UPDATE ON REGULATORY AND CAPITAL REFORM FOR BANKS

     As we discussed in detail in the Fund's semiannual report from May 2010, banks face significant new regulation and stiffer capital requirements. We will quickly summarize the key features of bank regulatory reform from the Dodd-Frank bill and bank capital requirements from the Basel Committee on Bank Supervision--both from the perspective of preferred investors.

     The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) makes significant changes to banks' operations and capital requirements. Most importantly for preferred investors, it eliminates trust preferred securities (TruPS) from Tier 1 capital for most banks the Funds would invest in. (Tier 1 capital is one of the primary measures of capital for a financial company; it includes common equity, retained earnings, qualifying preferred capital, and regulatory assets). The new rules phase in starting from 2013 through 2015. This change in regulatory treatment for TruPS makes it likely that most, though not all, TruPS will be called between 2013 and 2016, as banks replace those instruments with qualifying forms of Tier 1 capital. As of this writing, roughly 23% of the Fund's portfolio is invested in trust preferred securities issued by U.S. banks.

     Along with changes made by lawmakers in the U.S., the Basel Committee on Banking Supervision in recent months has released its Basel III framework on bank capital. (This committee sets international banking standards that are subsequently adopted by national regulators, including the U.S.). These new rules will sharply increase the amount of common equity capital held by banks, while leaving an important role for preferred securities.

     Currently, banks must hold at least 2.5% of risk-weighted assets (RWA) in the form of common equity. (The U.S. minimum is 4% common equity, and most banks carry substantially more than the minimum.) When Basel III is fully phased in, minimum common equity will rise to 4.5% of RWA. Coupled with some additionally required "capital buffers," we suspect that U.S. banks typically will hold 8-10% common equity and at least 10-12% Tier 1 capital, two to four percentage points higher than before the financial crisis. That's a lot more common equity providing credit support to preferred securities, which will comprise much of the difference between total Tier 1 and Tier 1 common equity.

     Another likely, but still undecided, feature of the Basel III rules is a provision to impose "loss absorbency" on any non-common Tier 1 capital instruments. The theory is that all Tier 1 capital should be able to absorb losses on both a "gone concern" basis (i.e., in bankruptcy or receivership) AND on a "going-concern" basis. Historically, preferred securities have provided substantial loss absorbency upon failure of a firm, since all preferred claims are subordinate to claims of depositors and senior creditors. However, preferreds are-- strictly by their contractual terms--only moderately loss absorbing on a going concern basis, because the issuer can defer dividend payments but not eliminate the preferred liability outright in times of strain. The Basel Committee wants to give regulators the ability to either convert preferreds to common stock or write off the preferred liability if they believe the bank is no longer viable.

     We have written a lengthy comment letter to the Basel Committee on loss absorbency. Interested readers will find it on the Fund's website or at the Basel Committee website at http://www.bis.org/publ/bcbs174/fac.pdf. Suffice to say that we think the proposed loss absorption provision for bank preferreds is unnecessary in the United States, and perhaps elsewhere. Nonetheless, if regulators insist on it, we think a properly designed mechanism to convert preferred into common stock would be acceptable to preferred investors, while a write-off mechanism would not. We await the Committee's decision on this sometime in 2011.

     Overall, the new regulatory framework being imposed on banks by Dodd-Frank and Basel III will force banks to hold more capital or take less risk, or both. With respect to bank capital, regulators are requiring substantially more common equity capital than before, while retaining a meaningful role for preferred securities. These developments are broadly supportive for bank preferreds, though they do increase regulatory risk. As the new rules get implemented over the next several years, there will be numerous changes and opportunities awaiting preferred investors.

THE FUND'S LEVERAGE

     Leverage is an important part of the Fund's strategy to produce high current income. Over time, the cost of leverage is typically lower than the yield on the Fund's portfolio. The difference between what the Fund earns on its investments and pays on the money it borrows increases the income available to common share-holders. Over the past fiscal year, the Fund has paid an average interest rate of 1.443% on its borrowed money. Given the much higher current yields generated by the Fund's portfolio, this use of leverage had a meaningful positive impact on the Fund's dividends to common shareholders.

     In addition to economic considerations, there is a set of rules that govern leverage (most importantly, the terms and conditions of the Fund's leverage agreement with its lender, and all relevant securities laws). We take all of these factors into consideration as we manage the leverage AND the assets of the Fund.

     There are two useful measures of how much leverage the Fund has in place. The first is simply the total dollar amount of leverage. The other measure is the ratio of the Fund's assets financed by that leverage (in other words, the amount of leverage divided by total assets). The chart below presents both measures of leverage over the past three years.

                              PFO LEVERAGE HISTORY

                               (PERFORMANCE GRAPH)

    PFO      LEVERAGE
   DATE       PERCENT
----------   --------
12/28/2007     38.3%
1/25/2008      37.2%
2/29/2008      37.4%
3/28/2008      40.8%
4/25/2008      40.5%
5/30/2008      40.3%
6/27/2008      42.1%
7/25/2008      44.8%
8/29/2008      44.6%
10/3/2008      51.9%
10/31/2008     48.6%
11/28/2008     47.1%
12/26/2008     46.1%
1/30/2009      45.8%
2/27/2009      42.2%
3/27/2009      42.1%
4/24/2009      40.2%
5/29/2009      35.0%
6/26/2009      33.4%
6/30/2009      33.5%
7/2/2009       33.3%
7/10/2009      33.1%
7/17/2009      33.4%
7/24/2009      33.1%
7/31/2009      31.9%
8/7/2009       31.2%
8/14/2009      30.7%
8/21/2009      31.1%
8/28/2009      30.6%
8/31/2009      30.5%
9/4/2009       33.3%
9/11/2009      32.8%
9/18/2009      33.3%
9/25/2009      33.3%
9/30/2009      33.3%
10/2/2009      33.2%
10/9/2009      33.1%
10/16/2009     32.7%
10/23/2009     33.3%
10/30/2009     33.3%
11/6/2009      33.5%
11/13/2009     33.3%
11/20/2009     33.2%
11/27/2009     33.1%
11/30/2009     33.1%
12/4/2009      33.0%
12/11/2009     32.8%
12/18/2009     32.4%
12/24/2009     32.4%
12/31/2009     32.0%
1/8/2010       31.6%
1/15/2010      31.2%
1/22/2010      31.5%
1/29/2010      31.6%
2/5/2010       33.3%
2/12/2010      33.4%
2/16/2010      33.4%
2/19/2010      33.4%
2/26/2010      33.1%
3/5/2010       32.8%
3/12/2010      33.3%
3/19/2010      33.3%
3/26/2010      33.1%
3/31/2010      32.9%
4/1/2010       32.8%
4/16/2010      33.3%
4/23/2010      33.3%
4/30/2010      33.5%
5/7/2010       34.4%
5/14/2010      34.2%
5/24/2010      35.1%
5/28/2010      35.0%
6/4/2010       34.9%
6/11/2010      34.9%
6/18/2010      34.6%
6/25/2010      34.7%
6/30/2010      34.7%
7/2/2010       34.7%
7/9/2010       34.5%
7/16/2010      34.1%
7/23/2010      34.0%
7/30/2010      33.7%
8/6/2010       33.3%
8/13/2010      33.2%
8/20/2010      33.1%
8/27/2010      33.1%
8/31/2010      33.0%
9/3/2010       32.9%
9/10/2010      32.8%
9/17/2010      32.5%
9/24/2010      32.5%
9/30/2010      32.3%
10/1/2010      32.3%
10/8/2010      32.1%
10/15/2010     32.2%
10/22/2010     32.2%
10/29/2010     31.9%
11/5/2010      31.9%
11/12/2010     31.9%
11/19/2010     32.0%
11/26/2010     32.1%
11/30/2010     32.1%
12/3/2010      32.2%
12/10/2010     32.2%
12/17/2010     33.3%
12/23/2010     33.7%
12/31/2010     33.4%

 MONTH END     MONEY MARKET    LOAN AMOUNT
   DATE      PREFERRED STOCK      DRAWN
----------   ---------------   -----------
12/31/2007          70               0
1/31/2008           70               0
2/29/2008           70               0
3/31/2008           70               0
4/30/2008           70               0
5/31/2008           70               0
6/30/2008           70               0
7/31/2008           70               0
8/31/2008           70               0
9/30/2008           70               0
10/31/2008          58               0
11/30/2008          50               0
12/31/2008          50               0
1/31/2009           50               0
2/28/2009           37               0
3/31/2009           37               0
4/30/2009           37               0
5/31/2009           37               0
6/30/2009           37               0
7/31/2009           37               0
8/31/2009            0              37
9/30/2009            0              45
10/31/2009           0              47
11/30/2009           0              47
12/31/2009           0              47
1/31/2010            0              47
2/28/2010            0              51
3/31/2010            0              53
4/30/2010            0              55
5/31/2010            0              55
6/30/2010            0              55
7/31/2010            0              55
8/31/2010            0              55
9/30/2010            0              55
10/31/2010           0              55
11/30/2010           0              55
12/31/2010           0              58

     When the leverage was comprised entirely of auction preferred stock, the AMOUNT of leverage rarely changed. As a result, the PERCENTAGE of the Fund's leverage to total net assets varied as the value the portfolio moved up or down. As can be seen in the chart, the leverage percentage climbed steadily as the financial crisis unfolded from 2007 through early 2009 and the value of the Fund's investment portfolio fell.

     As the leverage ratio rose to unsustainable levels, the Fund sold assets and used the proceeds to reduce leverage. While this meant that monthly distributions to shareholders had to be cut, it also served to reduce the NAV and market price risk to the Fund's common shareholders.

     With debt leverage, the Fund now has the ability to INCREASE the amount borrowed by the Fund (within certain limits!). This is important because the dramatic recovery in asset prices meant the Fund could comfortably borrow more and use the money to purchase additional securities. Throughout 2010, the Fund continued to increase its leverage balances. These increases, at very favorable interest rates, allowed the Fund to increase its monthly dividend three times since December 2009, for a total of 28% in cumulative increases.

     The "right" percentage of leverage in a fund is never a simple matter to determine. Type of borrowing, the cost of funds and market conditions all will be factors to consider. At present, we are comfortable with the leverage percentage used by the Fund, and we will consider increasing or decreasing the amount of borrowing based on future market conditions. Of course, we continuously monitor our leverage balances and try to use leverage in a manner consistent with the Fund's objective.

MONTHLY DISTRIBUTIONS TO FUND SHAREHOLDERS

     The Fund makes monthly distributions of income to shareholders consistent with the objective of the Fund to provide high current income. The Fund is a regulated investment company, and as such, there are a number of tax laws that require the Fund to distribute almost all of its net investment income to shareholders each year. If the Fund were to not satisfy the minimum distribution requirements, it could risk its pass-through status and perhaps face financial penalties.

     Even though these rules are well-defined, we still believe that there is a bit of art involved in setting dividend policy. One approach to distributions would be for the Fund to simply pay out its net earnings each month. Because of the uneven nature of the Fund's income and expenses, this would likely result in distribution rates that would change every month. This approach has never seemed terribly appealing to us.

     We believe our shareholders are better served by a more stable level of monthly distributions. In striving for more stability and to reflect the inherent uncertainty in predicting future net earnings, in any particular month the Fund may pay out less than the amount earned for the same month; in other months the distribution may be comprised of current month's earnings PLUS income from prior months.

     The rules mentioned above also impose a specific time-frame on the decisions about distributions, as they require true-up over each fiscal year. If the Fund has excess income at the end of this annual period, the Fund must make decisions that balance the goal of income stability and the requirements imposed by law. The Fund has always met the legal distribution requirements, but many times in the past the Fund has decided to not exceed the minimum requirements with the intent of "carrying over" a bit of income to the next fiscal-year period. Given that the minimum requirements are quite high, the carryover can never be more than a modest amount (less than one-month's dividend). There is an economic cost associated with this decision in the form of an excise tax on portions of the undistributed amounts, but we believe this cost is minimal and more than offset by the benefits of a more stable distribution rate over time. Details on the amount of undistributed net investment income and the incurrence of any related excise tax, if applicable, are avail-able in the Notes to the financial statements.

     As mentioned above, we believe this is more art than science, but the goal of high current income that is sustainable over a reasonable period of time seems to us consistent with trying to maximize value over the long-run for shareholders.

FEDERAL TAX ADVANTAGES OF 2010 CALENDAR YEAR DISTRIBUTIONS

     In 2010, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. Under federal law, QDI is taxed at a maximum 15% rate instead of an individual's ordinary income tax rate. As a result of recent changes to the Internal Revenue Code, it is expected that this favorable tax rate for QDI will continue through 2012.

     In calendar year 2010, approximately 49% of distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% marginal tax bracket, this means that the Fund's total distributions will only be taxed at a blended 21.7% rate versus the 28% rate which would apply to distributions by a fund containing traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $89 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $82 distributions paid by the Fund.

     For detailed information about the tax treatment of the particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

     Corporate shareholders also receive a federal tax benefit from the 19.6% of distributions that were eligible for the inter-corporate, dividends received deduction or DRD.

     It is important to remember that the composition of the portfolio and the income distributions can change from one year to the next, and that the QDI or DRD portions of 2011's distributions may not be the same (or even similar) to 2010.

STATUS OF THE FUND'S HEDGING STRATEGY

     The Fund suspended its interest rate hedging program as the financial crisis intensified in the autumn of 2008. There were three principal reasons why we suspended the program at the time. First, the relationship between preferred securities' prices and the Fund's hedging instruments (Treasury bond futures, interest rate swaps, and options on both) was turned on its head during the financial crisis. Historically, preferred prices had tended to rise (fall) in periods of falling (rising) long-term Treasury rates, but as the financial crisis unfolded, the opposite occurred: preferred prices plunged while Treasury and swap rates fell as investors sold risky assets and raced into Treasuries. Hedging lost its effectiveness. Second, the cost of hedging rose dramatically as the yield curve steepened and options prices rose sharply. Finally, preferred securities became exceptionally cheap and were likely to offer high returns to shareholders even if Treasury yields increased moderately. Add them up, and we believed that hedging simply would not work under market conditions at the time.

     Looking at the hedging strategy currently, we conclude that it remains too early to reinstate the hedging program. Although some preferred securities are starting to move in concert with the general level of long-term Treasury rates, many are not. For the preferred market as a whole, correlations between movements in prices of preferreds and the hedge instruments we use are increasing. However, they are too unstable to convince us that portfolio hedging would be reliably effective. Meanwhile, the cost of hedging is high, and preferreds continue to be attractively priced. At some point we expect that these circumstances will change. When they do, we will consider hedging again and may implement hedges prior to being able to communicate such a change to shareholders in our regular quarterly reporting.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OVERVIEW
NOVEMBER 30, 2010 (UNAUDITED)

FUND STATISTICS
---------------
Net Asset Value         $      9.72
Market Price            $      9.89
Premium                        1.75%
Yield on Market Price          8.80%
Common Stock Shares
   Outstanding           11,993,491

MOODY'S RATINGS            % OF NET ASSETS+
---------------            ----------------
A                                 5.8%
BBB                              71.3%
BB                               20.4%
Below "BB"                        0.8%
Not Rated*                        0.2%
Below Investment Grade**         16.4%

*    Does not include net other assets and liabilities of 1.5%.

**   Below investment grade by both Moody's and S&P.

                                   (PIE CHART)

INDUSTRY CATEGORIES   % OF NET ASSETS+
-------------------   ----------------
Banking                      38%
Utilities                    26%
Insurance                    24%
Energy                        7%
Financial Services            2%
Other                         3%

TOP 10 HOLDINGS BY ISSUER   % OF NET ASSETS+
-------------------------   ----------------
Liberty Mutual Group              4.5%
Banco Santander                   4.4%
Capital One Financial             4.2%
Wells Fargo                       3.9%
Metlife                           3.1%
Enbridge Energy Partners          3.1%
Barclays Bank Plc                 2.8%
HSBC Plc                          2.7%
Puget Energy                      2.6%
PNC Financial Services            2.5%

                                                                                           % OF NET ASSETS***+
                                                                                           -------------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                                40%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)           26%

*** This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

     See accompanying notes to financial statements for the tax characterization of 2010 distributions.

+    Net Assets includes assets attributable to the use of leverage.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 2010

 SHARES/$ PAR                                                                                                    VALUE
-------------                                                                                                -------------
PREFERRED SECURITIES -- 95.9%
                BANKING -- 37.9%
$   2,750,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ........................................       2,865,063(1)
      280,123   Banco Santander, 10.50% Pfd., Series 10 ..................................................       7,615,844**(1)(2)
        7,500   Bank of America Corporation, 8.625% Pfd. .................................................         188,025*
$     500,000   BankAmerica Institutional, Series A, 8.07% 12/31/26, 144A**** ............................         506,250
                Barclays Bank PLC:
$   2,750,000      6.278% ................................................................................       2,420,000**(1)(2)
       25,000      6.625% Pfd., Series 2 .................................................................         582,000**(1)(2)
        1,200      7.75% Pfd., Series 4 ..................................................................          30,528**(2)
       70,000      8.125% Pfd., Series 5 .................................................................       1,806,000**(1)(2)
       59,000   BB&T Capital Trust VI, 9.60% Pfd. 08/01/64 ...............................................       1,649,640(1)
$   1,375,000   BBVA International Preferred, 5.919% .....................................................       1,108,126**(2)
$     700,000   BNP Paribas, 7.195%, 144A**** ............................................................         698,250**(2)
$   5,000,000   Capital One Capital III, 7.686% 08/15/36 .................................................       5,050,000(1)
$     250,000   Capital One Capital V, 10.25% 08/15/39 ...................................................         265,937
$   1,750,000   Capital One Capital VI, 8.875% 05/15/40 ..................................................       1,841,875(1)
       56,700   Citigroup Capital XIII, 7.875% Pfd. 10/30/40 .............................................       1,497,589
$   4,500,000   Colonial BancGroup, 7.114%, 144A**** .....................................................         113,850++
        4,500   FBOP Corporation, Adj. Rate Pfd., 144A**** ...............................................          19,908*+(3)
$     700,000   Fifth Third Capital Trust IV, 6.50% 04/15/37 .............................................         656,250(1)
      125,000   Fifth Third Capital Trust VI, 7.25% Pfd. 11/15/67 ........................................       3,129,063
       14,600   Fifth Third Capital Trust VII, 8.875% Pfd. 05/15/68 ......................................         377,775
          890   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ......................         919,370
       22,500   First Republic Preferred Capital Corporation II, 8.75% Pfd., Series B, 144A**** ..........         574,454
        3,750   First Tennessee Bank, Adj. Rate Pfd., 144A**** ...........................................       2,341,406*(1)
$     400,000   First Tennessee Capital I, 8.07% 01/06/27, Series A ......................................         377,821
$     500,000   First Tennessee Capital II, 6.30% 04/15/34, Series B .....................................         375,813
$   2,325,000   First Union Institutional Capital I, 8.04% 12/01/26 ......................................       2,382,660(1)
$     350,000   Fleet Capital Trust II, 7.92% 12/11/26 ...................................................         353,500
                Goldman Sachs:
$     400,000      Capital I, 6.345% 02/15/34 ............................................................         374,224(1)
$   1,163,000      Capital II, 5.793% ....................................................................         988,550(1)
        3,500      STRIPES Custodial Receipts, Pvt .......................................................       2,362,500*(3)
      109,200   HSBC Holdings PLC, 8.00% Pfd., Series 2 ..................................................       2,951,818**(1)(2)
                HSBC USA, Inc.:
       45,000      6.50% Pfd., Series H ..................................................................       1,117,971*(1)
        4,400      $2.8575 Pfd. ..........................................................................         209,688*(1)
$     725,000   JPMorgan Chase Capital XVIII, 6.95% 08/17/36, Series R ...................................         729,335

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2010

 SHARES/$ PAR                                                                                                    VALUE
-------------                                                                                                -------------
PREFERRED SECURITIES -- (CONTINUED)
                BANKING -- (CONTINUED)
       16,700   Keycorp Capital VIII, 7.00% Pfd. 06/15/66 ................................................   $     413,851(1)
       65,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ..................................................       1,617,948
       25,200   Keycorp Capital X, 8.00% Pfd. 03/15/68 ...................................................         648,900(1)
$     450,000   Lloyds Banking Group PLC, 6.657%, 144A**** ...............................................         303,750**(2)+
       13,000   National City Capital Trust II, 6.625% Pfd. 11/15/36 .....................................         325,163
$     840,000   NB Capital Trust IV, 8.25% 04/15/27 ......................................................         852,600(1)
       99,000   PNC Financial Services, 9.875% Pfd., Series L ............................................       2,762,724*(1)
$   1,105,000   PNC Preferred Funding Trust III, 8.70%, 144A**** .........................................       1,189,551(1)
        2,600   Sovereign REIT, 12.00% Pfd., Series A, 144A**** ..........................................       2,970,500
$   1,100,000   Wachovia Capital Trust III, 5.80% ........................................................         935,000(1)
$     800,000   Wachovia Capital Trust V, 7.965% 06/01/27, 144A**** ......................................         807,758
$     900,000   Washington Mutual, 9.75%, 144A**** .......................................................          31,500++
$   1,400,000   Webster Capital Trust IV, 7.65% 06/15/37 .................................................       1,216,582(1)
       35,000   Wells Fargo & Company, 8.00% Pfd., Series J ..............................................         935,550*
$   1,500,000   Wells Fargo Capital XV, 9.75% ............................................................       1,678,125(1)
                                                                                                             -------------
                                                                                                                65,170,585
                                                                                                             -------------
                FINANCIAL SERVICES -- 1.8%
$     250,000   Ameriprise Financial, Inc., 7.518% 06/01/66 ..............................................         260,625(1)
       27,000   Heller Financial, Inc., 6.687% Pfd., Series C ............................................       2,599,595*
       12,400   HSBC Finance Corporation, 6.36% Pfd. .....................................................         291,307*
                Lehman Brothers Holdings, Inc.:
       45,800   5.67% Pfd., Series D .....................................................................          12,595*++
        9,500   5.94% Pfd., Series C .....................................................................           2,565*++
       25,000   6.50% Pfd., Series F .....................................................................           1,813*++
       13,400   7.95% Pfd. ...............................................................................             214*++
                                                                                                             -------------
                                                                                                                 3,168,714
                                                                                                             -------------
                INSURANCE -- 21.3%
$   1,200,000   Ace Capital Trust II, 9.70% 04/01/30 .....................................................       1,464,628(1)(2)
$     225,000   AON Corporation, 8.205% 01/01/27 .........................................................         238,572
                Arch Capital Group Ltd.:
       14,400   7.875% Pfd., Series B ....................................................................         365,638**(1)(2)
       25,000   8.00% Pfd., Series A .....................................................................         637,500**(1)(2)
                AXA SA:
$   1,250,000   6.379%, 144A**** .........................................................................       1,162,500**(1)(2)
$   2,750,000   6.463%, 144A**** .........................................................................       2,530,000**(1)(2)

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2010

 SHARES/$ PAR                                                                                                    VALUE
-------------                                                                                                -------------
PREFERRED SECURITIES -- (CONTINUED)
                INSURANCE -- (CONTINUED)
       29,700   Axis Capital Holdings, 7.50% Pfd., Series B ..............................................   $   2,743,537(1)(2)
       90,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 .............................................       2,106,567(1)
$   4,000,000   Everest Re Holdings, 6.60% 05/15/37 ......................................................       3,800,000(1)
$   4,600,000   Liberty Mutual Group, 10.75% 06/15/58, 144A**** ..........................................       5,658,000(1)
$   2,203,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ........................................       2,616,062(1)
$   2,000,000   MetLife, Inc., 10.75% 08/01/39 ...........................................................       2,701,954(1)
                Principal Financial Group:
       26,000      5.563% Pfd., Series A .................................................................       2,387,125*(1)
       62,500      6.518% Pfd., Series B .................................................................       1,558,594*(1)
       50,400   Renaissancere Holdings Ltd., 6.08% Pfd., Series C ........................................       1,153,152**(1)(2)
      115,500   Scottish Re Group Ltd., 7.25% Pfd. .......................................................         988,969**(2)+
$   1,000,000   Stancorp Financial Group, 6.90% 06/01/67 .................................................         961,229(1)
$   1,060,000   USF&G Capital, 8.312% 07/01/46, 144A**** .................................................       1,157,948(1)
$   1,700,000   XL Capital Ltd., 6.50%, Series E .........................................................       1,466,250(1)(2)
$   1,000,000   ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** ........................................         977,500(1)
                                                                                                             -------------
                                                                                                                36,675,725
                                                                                                             -------------
                UTILITIES -- 26.0%
        6,579   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ................................         655,433*(1)
        8,900   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 .........................................         441,885
$   2,750,000   COMED Financing III, 6.35% 03/15/33 ......................................................       2,388,655(1)
$     750,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 .......................................         770,784(1)
$   3,000,000   Dominion Resources, Inc., 7.50% 06/30/66 .................................................       3,123,534(1)
       40,000   Entergy Arkansas, Inc., 6.45% Pfd. .......................................................         986,252*
       10,000   Entergy Louisiana, Inc., 6.95% Pfd. ......................................................         979,063*
       80,000   Entergy Mississippi, Inc., 6.25% Pfd. ....................................................       1,995,000*
                FPL Group Capital, Inc.:
$   2,000,000      6.65% 06/15/67 ........................................................................       1,977,578(1)
$   1,000,000      7.30% 09/01/67, Series D ..............................................................       1,028,860(1)
       17,500   Georgia Power Company, 6.50% Pfd., Series 2007A ..........................................       1,865,391*(1)
                Gulf Power Company:
       16,500      6.00% Pfd., Series 1 ..................................................................       1,654,118*(1)
       13,000      6.45% Pfd., Series 2007A ..............................................................       1,355,939*(1)
       30,500   Indianapolis Power & Light Company, 5.65% Pfd. ...........................................       2,864,142*(1)
      140,485   Interstate Power & Light Company, 8.375% Pfd., Series B ..................................       4,073,011*(1)
        7,000   MDU Resources Group, 4.50% Pfd. 07/08/10 .................................................         570,500*
       10,935   Pacific Enterprises, $4.50 Pfd. ..........................................................         923,666*(1)

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2010

 SHARES/$ PAR                                                                                                    VALUE
-------------                                                                                                -------------
PREFERRED SECURITIES -- (CONTINUED)
                UTILITIES -- (CONTINUED)
$   1,500,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D ..................................   $   1,457,179(1)
$   4,500,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ................................................       4,417,434(1)
                Southern California Edison:
       27,500      6.00% Pfd., Series C ..................................................................       2,670,080*(1)
       15,000      6.125% Pfd. ...........................................................................       1,494,375*
$   1,835,000   Southern Union Company, 7.20% 11/01/66 ...................................................       1,688,200(1)
$     750,000   TXU Electric Capital V, 8.175% 01/30/37 ..................................................         200,625(3)
        8,265   Union Electric Company, $4.75 Pfd. .......................................................         609,802*
$   2,000,000   Wisconsin Energy Corporation, 6.25% 05/15/67 .............................................       1,962,560(1)
$   2,500,000   WPS Resources Corporation, 6.11% 12/01/66 ................................................       2,427,990(1)
                                                                                                             -------------
                                                                                                                44,582,056
                                                                                                             -------------
                ENERGY -- 7.0%
$   5,000,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ..............................................       5,252,740(1)
                Enterprise Products Partners:
$     750,000      7.00% 06/01/67 ........................................................................         738,478
$   2,750,000      8.375% 08/01/66, Series A .............................................................       2,925,167(1)
        3,000   Kinder Morgan GP, Inc., 8.33% Pfd., 144A**** .............................................       3,126,750*
                                                                                                             -------------
                                                                                                                12,043,135
                                                                                                             -------------
                REAL ESTATE INVESTMENT TRUST (REIT) -- 0.2%
       12,500   PS Business Parks, Inc., 6.70% Pfd., Series P ............................................         307,531
                                                                                                             -------------
                                                                                                                   307,531
                                                                                                             -------------
                MISCELLANEOUS INDUSTRIES -- 1.7%
       35,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ......................................       2,891,875*(1)
                                                                                                             -------------
                                                                                                                 2,891,875
                                                                                                             -------------
                TOTAL PREFERRED SECURITIES
                   (Cost $159,061,639) ...................................................................     164,839,621
                                                                                                             -------------
CORPORATE DEBT SECURITIES -- 2.6%
                FINANCIAL SERVICES -- 0.2%
       15,000   Goldman Sachs Group, 6.125% 11/01/60 .....................................................         358,595
                                                                                                             -------------
                                                                                                                   358,595
                                                                                                             -------------

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2010

 SHARES/$ PAR                                                                                                    VALUE
-------------                                                                                                -------------
CORPORATE DEBT SECURITIES -- (CONTINUED)
                INSURANCE -- 2.4%
$   2,250,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ............................             $   2,043,254(1)
$   2,000,000   UnumProvident Corporation, 7.25% 03/15/28 ......................................                 2,074,060(1)
                                                                                                             -------------
                                                                                                                 4,117,314
                                                                                                             -------------
                TOTAL CORPORATE DEBT SECURITIES
                   (Cost $3,569,316) ...........................................................                 4,475,909
                                                                                                             -------------
MONEY MARKET FUND -- 0.4%
      696,706   BlackRock Liquidity Funds, T-Fund ..............................................                   696,706
                                                                                                             -------------
                TOTAL MONEY MARKET FUND
                   (Cost $696,706) .............................................................                   696,706
                                                                                                             -------------
TOTAL INVESTMENTS (Cost $163,327,661***) .......................................................    98.9%      170,012,236
OTHER ASSETS AND LIABILITIES (Net) .............................................................     1.1%        1,810,866
                                                                                                   -----     -------------
NET ASSETS BEFORE LOAN .........................................................................   100.0%+++ $ 171,823,102
                                                                                                   -----     -------------
LOAN PRINCIPAL BALANCE .........................................................................               (55,200,000)
                                                                                                             -------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK .....................................................             $ 116,623,102
                                                                                                             =============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2010, these securities amounted to $32,640,436 or 19.0% of net assets before loan.

(1) All or a portion of this security is pledged as collateral for the Fund's loan. The total value of such securities was $120,671,102 at November 30, 2010.

(2)  Foreign Issuer.

(3)  Illiquid

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of net assets before the loan.

ABBREVIATIONS:

PFD.    -- Preferred Securities

PVT.    -- Private Placement Securities

REIT    -- Real Estate Investment Trust

STRIPES -- Structured Residual Interest Preferred Enhanced Securities


    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2010

ASSETS:
   Investments, at value (Cost $163,327,661) ..................                  $170,012,236
   Dividends and interest receivable ..........................                     2,293,900
   Prepaid expenses ...........................................                        55,199
                                                                                 ------------
      Total Assets ............................................                   172,361,335
LIABILITIES:
  Loan Payable ................................................   $ 55,200,000
  Payable for investments purchased ...........................        244,985
  Dividends payable to Common Stock Shareholders ..............         93,345
  Investment advisory fee payable .............................         81,283
  Administration, Transfer Agent and Custodian fees payable ...         26,208
  Professional fees payable ...................................         62,520
  Directors' fees payable .....................................          1,282
  Accrued expenses and other payables .........................         28,610
                                                                  ------------
      Total Liabilities .......................................                    55,738,233
                                                                                 ------------
NET ASSETS AVAILABLE TO COMMON STOCK ..........................                  $116,623,102
                                                                                 ============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Undistributed net investment income ........................                  $    514,304
   Accumulated net realized loss on investments sold ..........                   (29,346,204)
   Unrealized appreciation of investments .....................                     6,684,575
   Par value of Common Stock ..................................                       119,935
   Paid-in capital in excess of par value of Common Stock .....                   138,650,492
                                                                                 ------------
      Total Net Assets Available to Common Stock ..............                  $116,623,102
                                                                                 ============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (11,993,491 shares outstanding) ...............                  $       9.72
                                                                                 ============

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                         STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED NOVEMBER 30, 2010

INVESTMENT INCOME:
   Dividends+ ....................................................                 $ 5,800,708
   Interest ......................................................                   7,266,500
                                                                                   -----------
      Total Investment Income ....................................                  13,067,208
EXPENSES:
   Investment advisory fees ......................................   $   928,572
   Administrator's fees ..........................................       167,890
   Professional fees .............................................       114,918
   Insurance expenses ............................................       108,162
   Transfer Agent fees ...........................................        50,193
   Directors' fees ...............................................        71,898
   Custodian fees ................................................        24,096
   Compliance fees ...............................................        37,697
   Interest expense ..............................................       778,199
   Other .........................................................       218,554
                                                                     -----------
      Total Expenses
                                                                                     2,500,179
                                                                                   -----------
NET INVESTMENT INCOME
                                                                                    10,567,029
                                                                                   -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain on investments sold during the year .........                   2,893,764
   Change in net unrealized appreciation/depreciation
      of investments .............................................                  16,663,789
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..................                  19,557,553
                                                                                   -----------
DISTRIBUTIONS TO AUCTION PREFERRED STOCK SHAREHOLDERS:
   From net investment income (including changes in accumulated
      undeclared distributions) ..................................                     (73,485)
                                                                                   -----------
NET INCREASE IN NET ASSETS TO COMMON STOCK
   RESULTING FROM OPERATIONS .....................................                 $30,051,097
                                                                                   ===========

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

                                                                              YEAR ENDED          YEAR ENDED
                                                                          NOVEMBER 30, 2010   NOVEMBER 30, 2009
                                                                          -----------------   -----------------
OPERATIONS:
   Net investment income ..............................................      $ 10,567,029       $  8,629,588
   Net realized gain/(loss) on investments sold during the year .......         2,893,764        (13,670,524)
   Change in net unrealized appreciation/depreciation of investments ..        16,663,789         51,997,405
   Distributions to APS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions .......           (73,485)          (936,183)
                                                                             ------------       ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............        30,051,097         46,020,286
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1) .................................................        (9,263,572)        (7,125,108)
                                                                             ------------       ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...................        (9,263,572)        (7,125,108)
FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment
      and Cash Purchase Plan ..........................................           817,031            375,985
                                                                             ------------       ------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
      FROM FUND SHARE TRANSACTIONS ....................................           817,031            375,985
                                                                             ------------       ------------
NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE YEAR .....      $ 21,604,556       $ 39,271,163
                                                                             ============       ============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of year ..................................................      $ 95,018,546       $ 55,747,383
   Net increase in net assets during the year .........................        21,604,556         39,271,163
                                                                             ------------       ------------
   End of year (including undistributed net investment income of $514,304 and distributions in excess of net investment
      income of $(170,225), respectively) .............................      $116,623,102       $ 95,018,546
                                                                             ============       ============

----------
*    Auction Preferred Stock.

(1)  May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                         STATEMENT OF CASH FLOWS
                                            FOR THE YEAR ENDED NOVEMBER 30, 2010

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ..............   $ 30,051,097
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   Purchase of investment securities .................................    (67,030,360)
   Proceeds from disposition of investment securities ................     55,131,417
   Sale of short-term investment securities, net .....................      2,240,081
   Cash received from litigation claim ...............................         34,177
   Increase in dividends and interest receivable .....................       (293,078)
   Decrease in prepaid expenses ......................................        137,323
   Net amortization/(accretion) of premium/(discount) ................       (601,491)
   Increase in payable for investments purchased .....................        244,985
   Increase in payables to related parties ...........................         12,815
   Increase in accrued expenses and other liabilities ................          4,030
   Change in net unrealized appreciation/depreciation on securities ..    (16,663,789)
   Net realized gain from investments sold ...........................     (2,893,764)
                                                                         ------------
      Net cash provided by operating activities ......................        373,443
                                                                         ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from loan ................................................      8,200,000
   Decrease in payable for APS .......................................       (155,561)
   Dividends paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net
      investment income ..............................................     (8,417,882)
                                                                         ------------
      Net cash used by financing activities ..........................       (373,443)
                                                                         ------------
      Net increase/(decrease) in cash ................................             --

CASH:

   Beginning of the year .............................................             --
                                                                         ------------
   End of the year ...................................................   $         --
                                                                         ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid during the year .....................................   $    781,161
   Reinvestment of dividends .........................................        817,031
   Increase in dividends payable to common stock shareholders ........         28,659

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS
FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH YEAR.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                    YEAR ENDED NOVEMBER 30,
                                                                      ---------------------------------------------------
                                                                        2010       2009      2008       2007       2006
                                                                      --------   --------  --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .................................. $   7.98   $   4.71  $  10.14   $  12.60   $  12.14
                                                                      --------   --------  --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income ...............................................     0.89       0.73      1.00       1.06       1.02
Net realized and unrealized gain/(loss) on investments ..............     1.64       3.22     (5.46)     (2.44)      0.49
DISTRIBUTIONS TO APS* SHAREHOLDERS:
From net investment income ..........................................    (0.01)     (0.08)    (0.33)     (0.29)     (0.25)
                                                                      --------   --------  --------   --------   --------
Total from investment operations ....................................     2.52       3.87     (4.79)     (1.67)      1.26
                                                                      --------   --------  --------   --------   --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ..........................................    (0.78)     (0.60)    (0.75)     (0.79)     (0.80)
From return of capital ..............................................       --         --     (0.03)        --         --
                                                                      --------   --------  --------   --------   --------
Total distributions to Common Stock Shareholders ....................    (0.78)     (0.60)    (0.78)     (0.79)     (0.80)
                                                                      --------   --------  --------   --------   --------
Gain on repurchase of Auction Preferred Stock .......................       --         --      0.14         --         --
                                                                      --------   --------  --------   --------   --------
Net asset value, end of year ........................................ $   9.72   $   7.98  $   4.71   $  10.14   $  12.60
                                                                      ========   ========  ========   ========   ========
Market value, end of year ........................................... $   9.89   $   7.44  $   3.93   $  10.30   $  12.42
Total investment return based on net asset value** ..................    32.37%     88.38%   (48.12%)   (13.90%)    11.02%
Total investment return based on market value** .....................    44.46%    110.49%   (57.38%)   (11.28%)    15.22%
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
   Total net assets, end of year (in 000's) ......................... $116,623   $ 95,019  $ 55,747   $119,086   $147,357
   Operating expenses including interest expense(1) .................     2.32%      2.55%       --         --         --
   Operating expenses excluding interest expense ....................     1.60%      2.19%     2.05%      1.56%      1.52%
   Net investment income + ..........................................     9.81%     12.38%       --         --         --
   Net investment income, including payments to APS Shareholders + ..     9.74%     11.03%     8.36%      6.53%      6.34%

SUPPLEMENTAL DATA: ++
   Portfolio turnover rate ..........................................       35%        66%       60%        60%        68%
   Net assets before loan, end of year (in 000's) ................... $171,823   $142,019  $105,347   $189,086   $217,357
   Ratio of operating expenses including interest expense(1)(2) to
      net assets before loan and APS ................................     1.55%      1.59%       --         --         --
   Ratio of operating expenses excluding interest expense(2) to
      net assets before loan and APS ................................     1.07%      1.36%     1.19%      1.04%      1.02%

----------
*    Auction Preferred Stock.

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

+ The net investment income ratios reflect income net of operating expenses, including interest expense.

++ Information presented under heading Supplemental Data includes APS and loan principal balance.

(1)  See Note 8.

(2)  Does not include distributions to APS Shareholders.

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       PER SHARE OF COMMON STOCK

                          TOTAL                                   DIVIDEND
                        DIVIDENDS   NET ASSET      NYSE         REINVESTMENT
                           PAID       VALUE     CLOSING PRICE     PRICE (1)
                        ---------   ---------   -------------   ------------
December 31, 2009 ...   $0.0575       $8.39         $ 8.27         $ 8.36
January 29, 2010 ....    0.0575        8.57           8.33           8.43
February 26, 2010 ...    0.0575        8.68           8.86           8.68
March 31, 2010 ......    0.0575        9.06           9.95           9.45
April 30, 2010 ......    0.0575        9.20          10.15           9.64
May 28, 2010 ........    0.0660        8.59           9.60           9.12
June 30, 2010 .......    0.0660        8.69           9.39           8.92
July 30, 2010 .......    0.0660        9.10           9.95           9.45
August 31, 2010 .....    0.0725        9.36          10.18           9.67
September 30, 2010 ..    0.0725        9.64          10.66          10.13
October 29, 2010 ....    0.0725        9.82          10.20           9.82
November 30, 2010 ...    0.0725        9.72           9.89           9.73

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)

     SENIOR SECURITIES

                                           INVOLUNTARY
                                 ASSET     LIQUIDATION     TOTAL DEBT        ASSET
                                COVERAGE   PREFERENCE     OUTSTANDING    COVERAGE PER
           TOTAL APS* SHARES    PER APS      PER APS     END OF PERIOD     $1,000 OF
  DATE      OUTSTANDING (1)    SHARE (2)    SHARE (3)      (000S) (4)       DEBT (5)
--------   -----------------   ---------   -----------   -------------   ------------
11/30/10           --                N/A          N/A       $55,200         $3,113
11/30/09           --                N/A          N/A        47,000          3,022
11/30/08          496           $214,002     $100,000           N/A            N/A
11/30/07          700            270,894      100,000           N/A            N/A
11/30/06          700            310,819      100,000           N/A            N/A

----------
(1)  See note 7.

(2) Calculated by subtracting the Fund's total liabilities (excluding the APS and accumulated undeclared distributions to APS) from the Fund's total assets and dividing that amount by the number of APS shares outstanding.

(3)  Excludes accumulated undeclared dividends.

(4)  See note 8.

(5) Calculated by subtracting the Fund's total liabilities (excluding the loan) from the Fund's total assets and dividing that amount by the loan outstanding in 000's.

*    Auction Preferred Stock.

    The accompanying notes are an integral part of the financial statements.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                                   NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on December 10, 1991, and commenced operations on February 13, 1992 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     FAIR VALUE MEASUREMENT: The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund's investments as of November 30, 2010 is as follows:

                                                                              LEVEL 2       LEVEL 3
                                               TOTAL           LEVEL 1      SIGNIFICANT   SIGNIFICANT
                                              VALUE AT          QUOTED      OBSERVABLE    UNOBSERVABLE
                                         NOVEMBER 30, 2010      PRICE         INPUTS         INPUTS
                                         -----------------   -----------   ------------   ------------
Preferred Securities
   Banking                                  $ 65,170,585     $42,015,149   $ 23,135,528      $19,908
   Financial Services                          3,168,714         291,307      2,877,407           --
   Insurance                                  36,675,725      12,128,436     24,547,289           --
   Utilities                                  44,582,056       7,196,545     37,385,511           --
   Energy                                     12,043,135              --     12,043,135           --
   Real Estate Investment Trust (REIT)           307,531         307,531             --           --
   Miscellaneous Industries                    2,891,875              --      2,891,875           --
Corporate Debt Securities                      4,475,909         358,595      4,117,314           --
Money Market Fund                                696,706         696,706             --           --
                                            ------------     -----------   ------------      -------
Total Investments                           $170,012,236     $62,994,269   $106,998,059      $19,908
                                            ============     ===========   ============      =======

     The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

     The Fund's investments in Level 2 and Level 3 are based primarily on market information, where available. This includes, but is not limited to, prices provided by third-party providers, observable trading activity (including the recency, depth, and consistency of such information with quoted levels), and the depth and consistency of broker-quoted prices. In the event market information is not directly available, compara-ble information may be observed for securities that are similar in many respects to those being valued. The Fund may employ an income approach for certain securities that also takes into account credit risk, interest rate risk, and potential recovery prospects.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                          PREFERRED SECURITIES
                                                                          --------------------
                                                      TOTAL INVESTMENTS         BANKING
                                                      -----------------   --------------------
BALANCE AS OF 11/30/09 ............................        $24,750              $24,750
Accrued discounts/premiums ........................             --                   --
Realized gain/(loss) ..............................             --                   --
Change in unrealized appreciation/(depreciation) ..         (4,842)              (4,842)
Net purchases/(sales) .............................             --                   --
Transfer in and/or out of Level 3 .................             --                   --
                                                           -------              -------
BALANCE AS OF 11/30/10 ............................        $19,908              $19,908

     As of November 30, 2010, total change in unrealized gain/(loss) on Level 3 securities still held at year-end and included in the change in net assets was $(4,842). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

     Management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (November 30, 2010, 2009, 2008 and 2007), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's major tax jurisdictions are federal and California. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to APS shareholders, during 2010 and 2009 was as follows:

            DISTRIBUTIONS PAID IN FISCAL YEAR 2010   DISTRIBUTIONS PAID IN FISCAL YEAR 2009
            --------------------------------------   --------------------------------------
                    ORDINARY      LONG-TERM                 ORDINARY      LONG-TERM
                     INCOME     CAPITAL GAINS                INCOME     CAPITAL GAINS
                   ----------   -------------              ----------   -------------
Common             $9,263,572         $0                   $7,125,108         $0
Preferred          $   73,485         $0                   $  936,183         $0

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     As of November 30, 2010, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common Stock Shareholders, on a tax basis, were as follows:

                               UNDISTRIBUTED     UNDISTRIBUTED         NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD   ORDINARY INCOME   LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
---------------------------   ---------------   --------------   ---------------------------
       $(29,782,473)              $824,616            $0                  $7,120,844

     The composition of the Fund's $29,782,473 accumulated realized capital losses was $851,491, $15,168,592 and $13,762,390 incurred in 2007, 2008 and
2009, respectively. These losses may be carried forward and offset against any future capital gains through 2015, 2016 and 2017, respectively. During the year ended November 30, 2010, the Fund utilized $1,223,987, $694,286 and $1,200,020 of capital losses expiring in 2010, 2012 and 2015.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2010, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2010. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

PAID-IN       UNDISTRIBUTED       ACCUMULATED NET REALIZED
CAPITAL   NET INVESTMENT INCOME      GAIN ON INVESTMENTS
-------   ---------------------   ------------------------
$12,804         $(545,443)                $532,639

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $24,000 of Federal excise taxes attributable to calendar year 2010. The Fund paid $14,798 of Federal excise taxes attributable to calendar year 2009 in March 2010.

     ADDITIONAL ACCOUNTING STANDARDS: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the disclosures required by ASU No. 2010-06 in its financial statement disclosures.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   DERIVATIVE INSTRUMENTS

     The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

     The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

     The Fund did not use any derivatives during the fiscal years ended November 30, 2009 and November 30, 2010.

     OPTIONS ON FINANCIAL FUTURES CONTRACTS: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly total managed assets up to $100 million and 0.50% of the Fund's average monthly total managed assets of $100 million or more.

     For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund's total managed assets means the total assets of the Fund (including any assets attributable to the Fund's preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") (formerly known as PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator. As Administrator, BNY Mellon calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for BNY Mellon's services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     BNY Mellon also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for BNY Mellon's services, the Fund pays BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund's average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

     PFPC Trust Company ("PFPC Trust"), a member of BNY Mellon, serves as the Fund's Custodian. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.   PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 2010, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $67,030,360 and $55,131,417, respectively.

     At November 30, 2010, the aggregate cost of securities for federal income tax purposes was $162,891,392, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $22,567,484 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $15,446,640.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.   COMMON STOCK

     At November 30, 2010, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                                    YEAR ENDED          YEAR ENDED
                                                     11/30/10            11/30/09
                                                -----------------   -----------------
                                                SHARES    AMOUNT    SHARES    AMOUNT
                                                ------   --------   ------   --------
Shares issued under the Dividend Reinvestment
   and Cash Purchase Plan ...................   86,726   $817,031   73,567   $375,985
                                                ------   --------   ------   --------

7.   AUCTION PREFERRED STOCK (APS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. Prior to August 4, 2009, the Fund had preferred stock issued in the form of APS. The APS was senior to the Common Stock and resulted in the financial leveraging of the Common Stock. As of August 4, 2009, the Fund redeemed and cancelled the last remaining shares of APS and does not currently have any issued and outstanding shares of preferred stock. Although the APS was redeemed, certain additional distributions were owed to previous holders and were paid in December, 2009.

     The Fund repurchased APS shares in negotiated private transactions as detailed in the table below. The gain resulting from both purchases was $1.6 million.

    TRADE DATE       SETTLEMENT DATE    $ AMOUNT OF APS
    ----------      -----------------   ---------------
November 10, 2008   November 14, 2008      $4,500,000
November 10, 2008   November 18, 2008      $3,500,000

     The Fund redeemed APS shares as detailed in the table below. Shares were redeemed at a redemption price equal to the liquidation preference of $100,000 per share, plus the amount of accumulated but unpaid dividends for each redemption date, respectively. The Fund utilized proceeds from its debt facility (See Note 8) for the last redemption. After these redemptions, borrowings from its debt facility were the Fund's sole source of leverage.

REDEMPTION DATE     $ AMOUNT OF APS
---------------     ---------------
October 14, 2008     $10,000,000
November 20, 2008      2,400,000*
March 10, 2009        13,000,000*
August 4, 2009        36,600,000

* Shares were redeemed on the dates reflected; however, from the Fund's perspective, the November 20th redemption was effective as of October 24, 2008 and the March 10th redemption was effective as of February 24, 2009. In both cases, the earlier effective date was due to the unconditional deposit of funds with the paying agent.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.   COMMITTED FINANCING AGREEMENT

     The Fund entered into a committed financing agreement ("Financing Agreement") on June 26, 2009 which allowed the Fund to borrow up to an initial limit of $36.6 million on a secured basis. The primary use of the initial proceeds was to redeem the outstanding shares of APS (See Note 7), although, the Fund will use the borrowing facility in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2010, the committed amount, and amount borrowed under the Financing Agreement was $55.2 million.

     The lender charges an annualized rate of 1.00% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 1.10% on the drawn (borrowed) balance. Effective January 1, 2011 (subsequent to the reporting period), the interest rates charged by the lender will be reduced. The annualized rate on the undrawn balance will be 0.80% and the rate on the drawn balance will be three-month LIBOR (reset quarterly) plus 0.95%. For the year ended November 30, 2010, the daily weighted average annualized interest rate on the drawn balance was 1.443% and the average daily loan balance was $53,134,521. The Fund paid the lender an arrangement fee (at the origination of the facility) equal to 0.50% of the committed amount of $36.6 million. The arrangement fee was amortized to expense over a period of approximately eighteen months. LIBOR rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund's assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund's ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months' advance notice.

9.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD") and fully taxable preferred securities. Under normal market conditions, at least 80% of the value of the Fund's net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities of issuers in each of the utilities industry and financial services sector. For purposes of the financial services sector concentration policy, a company is within the financial services sector if it derives at least 50% of its revenue from providing financial services. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.  SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2010 there were no securities on loan by the Fund.

11.  SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

     We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated as of November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


(KPMG LLP)
Boston, Massachusetts
January 24, 2011

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2010, $565 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 23, 2010. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-866-351-7446 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.preferredincome.com.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2010. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

SUPPLEMENTARY TAX INFORMATION

     Distributions to Common Stock Shareholders are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions):

                     INDIVIDUAL SHAREHOLDER   CORPORATE SHAREHOLDER
                     ----------------------   ---------------------
                                 ORDINARY                 ORDINARY
                        QDI       INCOME       DRD         INCOME
                       -----     --------     -----       ---------
Fiscal Year 2010       48.07%     51.93%      20.87%       79.13%
Calendar Year 2010     48.52%     51.48%      19.58%       80.42%

     Qualified Dividend Income ("QDI") distributions are taxable at a maximum 15% personal tax rate.

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.


                                                                         PRINCIPAL            NUMBER OF FUNDS
                                              TERM OF OFFICE            OCCUPATION(S)         IN FUND COMPLEX
      NAME, ADDRESS,          POSITION(S)     AND LENGTH OF              DURING PAST              OVERSEEN      OTHER DIRECTORSHIPS
         AND AGE            HELD WITH FUND     TIME SERVED*              FIVE YEARS             BY DIRECTOR      HELD BY DIRECTOR**
--------------------------  --------------  ------------------  ----------------------------  ---------------  --------------------
NON-INTERESTED
DIRECTORS:

DAVID GALE                  Director         Class I Director   President of Delta                  4
Delta Dividend Group, Inc.                        since         Dividend Group, Inc.
220 Montgomery Street                          January 1997     (investments)
Suite 426
San Francisco, CA 94104
Age: 61

MORGAN GUST                 Director        Class III Director  Owner and operator of               4          CoBiz, Financial,
301 E. Colorado Boulevard                         since         various entities engaged in                    Inc.
Suite 720                                      February 1992    agriculture and real estate;                   (financial services)
Pasadena, CA 91101                                              Former President of Giant
Age: 63                                                         Industries, Inc. (petroleum
                                                                refining and marketing) from
                                                                March 2002 through June 2007

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

              Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                         PRINCIPAL            NUMBER OF FUNDS
                                              TERM OF OFFICE            OCCUPATION(S)         IN FUND COMPLEX
      NAME, ADDRESS,          POSITION(S)     AND LENGTH OF              DURING PAST              OVERSEEN      OTHER DIRECTORSHIPS
         AND AGE            HELD WITH FUND     TIME SERVED*              FIVE YEARS             BY DIRECTOR      HELD BY DIRECTOR**
--------------------------  --------------  ------------------  ----------------------------  ---------------  --------------------
NON-INTERESTED
DIRECTORS:

KAREN H. HOGAN+               Director      Class III Director  Active Committee Member             4
301 E. Colorado Boulevard                         since         and Volunteer to several
Suite 720                                       April 2005      non-profit organizations;
Pasadena, CA 91101                                              from September 1985 to
Age: 49                                                         January 1997, Senior Vice
                                                                President of Preferred Stock
                                                                Origination at Lehman
                                                                Brothers and Previously,
                                                                Vice President of New
                                                                Product Development

ROBERT F. WULF                Director      Class II Director   Financial Consultant;               4
P.O. Box 753                  and Audit           since         Trustee, University of
Neskowin, OR 97149            Committee       February 1992     Oregon Foundation;
Age: 73                       Chairman                          Trustee, San Francisco
                                                                Theological Seminary

INTERESTED
DIRECTOR:

DONALD F. CRUMRINE++          Director,     Class II Director   Chairman of the Board              4
301 E. Colorado Boulevard    Chairman of          since         and Director of Flaherty &
Suite 720                   the Board and     February 1992     Crumrine Incorporated
Pasadena, CA 91101              Chief
Age: 63                       Executive
                               Officer

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2013 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine/Claymore Preferred Securities Income Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, until August 4, 2009, represented holders of shares of the Fund's Auction Preferred Stock.

++ "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)


                                                                                  PRINCIPAL
                                                   TERM OF OFFICE               OCCUPATION(S)
      NAME, ADDRESS,             POSITION(S)        AND LENGTH OF                DURING PAST
         AND AGE               HELD WITH FUND        TIME SERVED                  FIVE YEARS
-------------------------   --------------------   --------------   ------------------------------------
OFFICERS:

ROBERT M. ETTINGER               President              Since       President and Director of Flaherty &
301 E. Colorado Boulevard                           October 2002    Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 52

R. ERIC CHADWICK              Chief Financial           Since       Director of Flaherty & Crumrine
301 E. Colorado Boulevard      Officer, Vice          July 2004     Incorporated since June 2006;
Suite 720                      President and                        Vice President of Flaherty &
Pasadena, CA 91101               Treasurer                          Crumrine Incorporated
Age: 35

CHAD C. CONWELL               Chief Compliance          Since       Chief Compliance Officer of
301 E. Colorado Boulevard      Officer, Vice          July 2005     Flaherty & Crumrine Incorporated
Suite 720                      President and                        since September 2005; Vice
Pasadena, CA 91101               Secretary                          President of Flaherty & Crumrine
Age: 38                                                             Incorporated since July 2005

BRADFORD S. STONE              Vice President           Since       Director of Flaherty & Crumrine
47 Maple Street                and Assistant          July 2003     Incorporated since June 2006;
Suite 403                        Treasurer                          Vice President of Flaherty &
Summit, NJ 07901                                                    Crumrine Incorporated
Age: 51

LAURIE C. LODOLO            Assistant Compliance        Since       Assistant Compliance Officer and
301 E. Colorado Boulevard    Officer, Assistant       July 2004     Secretary of Flaherty & Crumrine
Suite 720                      Treasurer and                        Incorporated
Pasadena, CA 91101          Assistant Secretary
Age: 47

LINDA M. PUCHALSKI               Assistant              Since       Administrator of Flaherty & Crumrine
301 E. Colorado Boulevard        Treasurer           August 2010    Incorporated
Suite 720
Pasadena, CA 91101
Age: 54

                      [This page intentionally left blank]

          (FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND LOGO)

                                     Annual
                                     Report

                                November 30, 2010

                             www.preferredincome.com

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary
   Linda M. Puchalski
      Assistant Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --

               BNY Mellon Shareowner Services
               P.O. Box 358035
               Pittsburgh, PA 15252-8035
               1-866-351-7446

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,000 for 2010 and $44,000 for 2009.

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2009.

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,100 for 2010 and $8,100 for 2009.

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $8,600 for 2009. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

(e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through
     (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

          (b) 0%

          (c) 0%

          (d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2009.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"   Flaherty & Crumrine Preferred Income Fund
                                 Flaherty & Crumrine Preferred Income Opportunity Fund
                                 Flaherty & Crumrine/Claymore Preferred Securities Income Fund
                                 Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser
to the "Canadian Fund"           Flaherty & Crumrine Investment Grade Fixed Income Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under "Item 2 - Codes of Ethics" and "Item 7 - Proxy Voting Policies."

(A)(1) PORTFOLIO MANAGERS

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2010:

                                                                                                 # OF ACCOUNTS
   NAME OF PORTFOLIO                                              TOTAL                        MANAGED FOR WHICH
      MANAGER OR                                              # OF ACCOUNTS   TOTAL ASSETS     ADVISORY FEE IS
     TEAM MEMBER                   TYPE OF ACCOUNTS              MANAGED          (MM)       BASED ON PERFORMANCE
-----------------------   ---------------------------------   -------------   ------------   --------------------
1.   Donald F. Crumrine   Other Registered Investment               3             1,446                0
                          Companies:

                          Other Pooled Investment Vehicles:         1               194                0
                          Other Accounts:                          12             2,155                0


2.   Robert M. Ettinger   Other Registered Investment               3             1,446                0
                          Companies:

                          Other Pooled Investment Vehicles:         1               194                0
                          Other Accounts:                          12             2,155                0

3.   R. Eric Chadwick     Other Registered Investment               3             1,446                0
                          Companies:

                          Other Pooled Investment Vehicles:         1               194                0
                          Other Accounts:                          12             2,155                0

4.   Bradford S. Stone    Other Registered Investment               3             1,446                0
                          Companies:

                          Other Pooled Investment Vehicles:         1               194                0
                          Other Accounts:                          12             2,155                0

POTENTIAL CONFLICTS OF INTEREST

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

     - ALLOCATION OF LIMITED TIME AND ATTENTION. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

     - ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

     - PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

     - VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(A)(3) PORTFOLIO MANAGER COMPENSATION

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2010:

                     Dollar Range of Fund Shares
Name                      Beneficially Owned*
----                 ---------------------------
Donald F. Crumrine       $100,001 to $500,000
Robert M. Ettinger       $100,001 to $500,000
R. Eric Chadwick         $100,001 to $500,000
Bradford S. Stone        $100,001 to $500,000

* INCLUDES 8,603 SHARES HELD BY FLAHERTY & CRUMRINE INCORPORATED OF WHICH EACH PORTFOLIO MANAGER HAS BENEFICIAL OWNERSHIP.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

By (Signature and Title)* /s/ Donald F. Crumrine
                          ------------------------------------------
                          Donald F. Crumrine, Director,
                          Chairman of the Board and
                          Chief Executive Officer
                          (principal executive officer)

Date January 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Donald F. Crumrine
                          ------------------------------------------
                          Donald F. Crumrine, Director,
                          Chairman of the Board and
                          Chief Executive Officer
                          (principal executive officer)

Date January 26, 2011


By (Signature and Title)* /s/ R. Eric Chadwick
                          ------------------------------------------
                          R. Eric Chadwick, Chief Financial Officer,
                          Treasurer and Vice President
                          (principal financial officer)

Date January 26, 2011

* Print the name and title of each signing officer under his or her signature.